UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
__________________

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 23, 2016
__________________

FIRST NIAGARA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)
__________________

Delaware	001-35390	42-1556195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification Number)

726 Exchange Street, Suite 618, Buffalo, NY		14210
(Address of Principal Executive Offices)		(Zip Code)
(716) 819-5500
(Registrant's telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On March 23, 2016, First Niagara Financial Group, Inc. (“First Niagara”) held a special meeting (the “Special Meeting”) of First Niagara’s stockholders. At the Special Meeting, First Niagara’s stockholders approved the adoption of the Agreement and Plan of Merger, dated as of October 30, 2015 (the “Merger Agreement”), by and among KeyCorp (“Key”) and First Niagara. In addition, the non-binding, advisory vote to approve certain compensation arrangements for First Niagara’s named executive officers in connection with the transactions contemplated by the Merger Agreement was also approved by First Niagara’s stockholders.
As of close of business on February 1, 2016, the record date for the Special Meeting, there were a total of 351,540,998 shares of common stock issued and outstanding and entitled to vote at the Special Meeting. At the Special Meeting 277,291,355 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors of First Niagara to a vote of security holders and First Niagara’s independent inspector of election reported the final results of the vote on each proposal as noted below:
Proposal 1 - Approval of the Merger Proposal.
The stockholders were asked to approve the adoption of the Merger Agreement. The adoption of the Merger Agreement was approved by the requisite vote of a majority of the shares outstanding and entitled to vote, as indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
265,868,689	6,983,375	4,439,291	-
Proposal 2 - Approval of a Non-Binding Advisory Proposal on Merger Related Compensation.
The stockholders were asked to approve the compensation awarded to First Niagara’s named executive officers based on or otherwise related to the merger as set forth in the Joint Proxy Statement/Prospectus of KeyCorp and First Niagara in a non-binding, advisory vote. This non-binding advisory proposal was approved by the requisite vote of the majority of the shares represented in person or by proxy and entitled to vote, as indicated below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
254,193,548	17,865,891	5,231,916	-

In connection with the Special Meeting, First Niagara also solicited proxies with respect to a proposal to adjourn the Special Meeting at a later date or time, if necessary or appropriate, in the event there were not sufficient votes in favor of the Merger Agreement at the time of the Special Meeting. Because the stockholders approved the Merger Agreement, as noted above, the proposal was not brought forward for a vote at the Special Meeting.

Item 9.01        Financial Statements and Exhibits
A copy of the press release announcing the results is included as exhibit 99.1 to this report and is furnished herewith, and shall not be deemed “filed” for any purpose.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated March 23, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST NIAGARA FINANCIAL GROUP, INC.

DATE: March 23, 2016	By:/s/ KRISTY BERNER
Kristy Berner, Secretary
(Duly authorized representative)